SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 24, 2003

NUI Corporation

(Exact name of registrant as specified in its charter)

New Jersey
001-16385

22-3708029

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
550 Route 202-206, PO Box 760, Bedminster, New Jersey 07921-0760

(Address of principal executive offices) (zip code)

(908) 781-0500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS

A copy of the press release of NUI Corporation is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 9. REGULATION FD DISCLOSURE

 On November 24, 2003, NUI Corporation issued a press release announcing that the company and its wholly owned subsidiary, NUI Utilities, Inc.,

have entered into credit facilities aggregating $405 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUI CORPORATION
(Registrant)

By:

Name:              James R. Van Horn

Title:                Chief Administrative Officer, General Counsel and Secretary

Dated: November 24, 2003

EXHIBIT INDEX
Exhibit Number	Description of Exhibits
99.1	Press Release dated November 24, 2003